CREDIT AGREEMENT

                           Dated as of August 4, 1997

                                     between

                                    QAD INC.

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION



















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                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I

DEFINITIONS ...........................................................        1
1.01 Certain Defined Terms ............................................        1
1.02 Other Interpretive Provisions ....................................       13
1.03 Accounting Principles ............................................       14

                                   ARTICLE II

THE CREDIT ............................................................       14
2.01 Amount and Terms of Commitment ...................................       14
2.02 Loan Accounts ....................................................       14
2.03 Procedure for Borrowing ..........................................       14
2.04 Conversion and Continuation Elections ............................       15
2.05 Voluntary Termination or Reduction of Commitment .................       15
2.06 Optional Prepayments .............................................       16
2.07 Repayment ........................................................       16
2.08 Interest .........................................................       16
2.09 Commitment Fee ...................................................       16
2.10 Computation of Fees and Interest .................................       17
2.11 Payments by the Company ..........................................       17

                                   ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY ................................       17
3.01 Taxes ............................................................       17
3.02 Illegality .......................................................       18
3.03 Increased Costs and Reduction of Return ..........................       18
3.04 Funding Losses ...................................................       19
3.05 Inability to Determine Rates .....................................       19
3.06 Survival .........................................................       19

                                   ARTICLE IV

CONDITIONS PRECEDENT ..................................................       19
4.01 Conditions of Initial Loan .......................................       19
(a) Credit Agreement ..................................................       20

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(b) Resolutions; Incumbency ...........................................       20
(c) Organization Documents; Good Standing .............................       20
(d) Legal Opinion .....................................................       20
(e) Payment of Fees ...................................................       20
(f) Certificate .......................................................       20
(g) Other Documents ...................................................       20
(h) Recapitalization ..................................................       21
4.02 Conditions to All Loans ..........................................       21
(a) Notice of Borrowing or Conversion/Continuation ....................       21
(b) Continuation of Representations and Warranties ....................       21
(c) No Existing Default ...............................................       21

                                    ARTICLE V

REPRESENTATIONS AND WARRANTIES ........................................       21
5.01 Corporate Existence and Power ....................................       21
5.02 Corporate Authorization; No Contravention ........................       22
5.03 Governmental Authorization .......................................       22
5.04 Binding Effect ...................................................       22
5.05 Litigation .......................................................       22
5.06 No Default .......................................................       23
5.07 ERISA Compliance .................................................       23
5.08 Use of Proceeds; Margin Regulations ..............................       23
5.09 Title to Properties ..............................................       23
5.10 Taxes ............................................................       24
5.11 Financial Condition ..............................................       24
5.12 Environmental Matters ............................................       24
5.13 Regulated Entities ...............................................       24
5.14 No Burdensome Restrictions .......................................       24
5.15 Copyrights, Patents, Trademarks and Licenses, etc ................       25
5.16 Subsidiaries .....................................................       25
5.17 Insurance ........................................................       25
5.18 Swap Obligations .................................................       25
5.19 Full Disclosure ..................................................       25

                                   ARTICLE VI

AFFIRMATIVE COVENANTS .................................................       26
6.01 Financial Statements .............................................       26
6.02 Certificates; Other Information ..................................       26
6.03 Notices ..........................................................       27
6.04 Preservation of Corporate Existence, Etc .........................       28

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6.05 Maintenance of Property ..........................................       28
6.06 Insurance ........................................................       28
6.07 Payment of Obligations ...........................................       28
6.08 Compliance with Laws .............................................       28
6.09 Compliance with ERISA ............................................       29
6.10 Inspection of Property and Books and Records .....................       29
6.11 Environmental Laws ...............................................       29
6.12 Use of Proceeds ..................................................       29

                                   ARTICLE VII

NEGATIVE COVENANTS ....................................................       29
7.01 Limitation on Liens ..............................................       29
7.02 Disposition of Assets ............................................       31
7.03 Consolidations and Mergers .......................................       32
7.04 Loans and Investments ............................................       32
7.05 Limitation on Indebtedness .......................................       33
7.06 Transactions with Affiliates .....................................       33
7.07 Use of Proceeds ..................................................       33
7.08 Contingent Obligations ...........................................       33
7.09 Joint Ventures ...................................................       34
7.10 Lease Obligations ................................................       34
7.11 Restricted Payments ..............................................       34
7.12 ERISA ............................................................       34
7.13 Change in Business ...............................................       34
7.14 Accounting Changes ...............................................       34
7.15 Financial Covenants ..............................................       35
(a) Adjusted Quick Ratio ..............................................       35
(b) Leverage Ratio ....................................................       35
(c) Profitability .....................................................       35
(d) Minimum Tangible Net Worth ........................................       35

                                  ARTICLE VIII

EVENTS OF DEFAULT .....................................................       35
8.01 Event of Default .................................................       35
(a) Non-Payment .......................................................       35
(b) Representation or Warranty ........................................       36
(c) Specific Defaults .................................................       36
(d) Other Defaults ....................................................       36
(e) Cross-Default .....................................................       36
(f) Insolvency; Voluntary Proceedings .................................       36


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(g) Involuntary Proceedings ...........................................       37
(h) ERISA .............................................................       37
(i) Monetary Judgments ................................................       37
(j) Non-Monetary Judgments ............................................       37
(l) Loss of Licenses ..................................................       38
(m) Adverse Change ....................................................       38
8.02 Remedies .........................................................       38
8.03 Rights Not Exclusive .............................................       38

                                   ARTICLE IX

MISCELLANEOUS .........................................................       38
9.01 Amendments and Waivers ...........................................       38
9.02 Notices ..........................................................       38
9.03 No Waiver; Cumulative Remedies ...................................       39
9.04 Costs and Expenses ...............................................       39
9.05 Indemnification ..................................................       40
9.06 Payments Set Aside ...............................................       40
9.07 Successors and Assigns ...........................................       40
9.08 Assignments, Participations, etc .................................       40
9.09 Confidentiality ..................................................       41
9.10 Set-off ..........................................................       42
9.11 Automatic Debits of Fees .........................................       42
9.12 Counterparts .....................................................       42
9.13 Severability .....................................................       42
9.14 No Third Parties Benefited .......................................       42
9.15 Governing Law ....................................................       42
9.16 Arbitration; Reference Proceeding ................................       43
9.17 Entire Agreement .................................................       44


Exhibits:

Exhibit A    Form of Notice of Borrowing
Exhibit B    Form of Notice of Conversion/Continuation
Exhibit C    Form of Compliance Certificate
Exhibit D    S-1

Schedules:

Schedule 4.02(d)   Indebtedness to be Repaid
Schedule 5.16      Subsidiaries and Minority Interests
Schedule 7.01      Permitted Liens


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Schedule 7.05      Permitted Indebtedness
Schedule 7.08      Contingent Obligations


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                                CREDIT AGREEMENT


         This CREDIT AGREEMENT is entered into as of August 4, 1997, between QAD Inc., a Delaware corporation (the "Company"), and Bank of America National Trust and Savings Association (the "Bank").

         WHEREAS, the Bank has agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.01 Certain Defined Terms . The following terms have the following meanings:

                  "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "Agreement" means this Credit Agreement.

                  "Applicable Margin" means: (i) with respect to Base Rate Loans, 0%; and (ii) with respect to Offshore Rate Loans, (a) during the periods when 50% or less of the Commitment is being utilized, the Applicable Margin for all Offshore Rate Loans outstanding during such periods shall be 1.25%, and (b) during the periods when more than 50% of the Commitment is being utilized, the Applicable Margin for all Offshore


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          Rate  Loans  outstanding  during  such  periods  shall be 1.50%.  As a result, the Applicable Margin for all Offshore Rate Loans outstanding at any one time can vary from time to time depending on the amount of the Commitment that is being utilized at any one time.

                  "Assignee" has the meaning specified in subsection 9.08(a).

                  "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

                  "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate, which means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Bank of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Bank; and (b) the rate of interest in effect for such day as publicly announced from time to time by the Bank in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Base Rate Loan" means a Loan that bears interest based on the Base Rate.

               "Borrowing Date" means any date on which a Loan is made to the Company under Section 2.03.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank



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                  or of any corporation controlling a bank.


                  "Cash Equivalents" means:

                           (a) securities  issued or fully guaranteed or insured
                  by the United States Government or any agency thereof having maturities of not more than 12 months from the date of acquisition;

                           (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than 12 months, issued by any U.S. commercial bank or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S. having combined capital and surplus of not less than $100,000,000 and whose short-term securities are rated at least A-1 by Standard & Poor's Corporation ("S&P") or at least P-1 by Moody's Investor Service, Inc. ("Moody's");

                           (c) taxable  and  tax-exempt  commercial  paper of an
                  issuer rated at least A-l by S&P or at least P-l by Moody's and in either case having a tenor of not more than 270 days;

                           (d) medium term notes of an issuer  rated at least AA
                  by S&P or at least Aa2 by Moody's and having a remaining term of not more than 12 months after the date of acquisition by the Company or its Subsidiaries;

                           (e) municipal notes and bonds which are rated at least SP-l or AA by S&P or at least MIG-2 or Aa by Moody's with tenors of not more than 12 months;

                           (f) investments in taxable or tax-exempt money market
                  funds with assets greater than $500,000,000 and whose assets have average maturities less than or equal to 180 days and are rated at least A-l by S&P or at least P-l by Moody's;

                           (g) money market  preferred  instruments of an issuer
                  rated at least A-1 by S&P or at least P-1 by Moody's with tenors of not more than 12 months; or

                            (h) other similar investments, subject to the Bank's prior written approval.

                  "Closing   Date"  means  the  date  on  which  all  conditions
         precedent set forth in Section 4.01 are satisfied or waived by the Bank.

                  "Code"   means  the  Internal   Revenue  Code  of  1986,   and
         regulations  promulgated  thereunder.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

                  "Consolidated  Tangible  Net  Worth"  means,  at any  time  of determination, in respect of the Company and its Subsidiaries, determined on a consolidated basis, total assets (exclusive of goodwill, licensing agreements, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and premium, deferred charges and other like intangibles) minus total liabilities (including accrued and deferred income taxes), at such time.
                  "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments;
         (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract.

                  "Consolidated Current Liabilities" means, at any time of determination, all amounts which would, in accordance with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries, but in any event including all outstanding Loans, at such time.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Conversion/Continuation  Date" means any date on which, under
         Section 2.04, the Company (a) converts a Loan of one Type to a Loan of another Type, or (b) continues as a Loan of the same Type, but with a new Interest Period, a Loan having an Interest Period expiring on such date.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Dollars", "dollars" and "$" each mean lawful money of the United States.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "ERISA Event" means (a) with respect to a Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization;
         (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

                  "Event of Default" means any of the events or circumstances specified in Section 8.01.

                  "FDIC" means the Federal Deposit  Insurance  Corporation,  and
         any  Governmental   Authority   succeeding  to  any  of  its  principal
         functions.

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  "GAAP" means  generally  accepted  accounting  principles  set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "Governmental  Authority" means any nation or government,  any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty   Obligation"  has  the  meaning  specified  in  the
         definition of "Contingent Obligation."

                  "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all net indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. Notwithstanding the foregoing, the term "Indebtedness" shall not include the Company's deferred maintenance revenue arising in the Company's ordinary course of business and calculated in accordance with GAAP. For all purposes of this Agreement, the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

                  "Indemnified Liabilities" has the meaning specified in Section 9.05.

                  "Indemnified Person" has  the  meaning  specified in Section
         9.05.

                  "Independent Auditor" has the meaning specified in subsection 6.01(a).

                  "Insolvency Proceeding" means, with respect to any person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

                  "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

                  "Interest Period" means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                            (i) if any Interest  Period would otherwise end on a
                day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest  Period  pertaining  to an Offshore
                Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                          (iii) no  Interest  Period for any Loan  shall  extend
                beyond the Termination Date as determined by subsection (a) of the definition of that term.

                "Joint Venture" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

                "Leverage Ratio" means, as of any date of determination, the ratio of (a) total consolidated liabilities of the Company and its Subsidiaries on such date less deferred revenue of the Company and its Subsidiaries as of such date, to (b) Consolidated Tangible Net Worth, in each case as determined in accordance with GAAP.

                "Lien" means any  security  interest,  mortgage,  deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law), but not including the interest of a lessor under an operating lease.

                "Loan" means an extension of credit by the Bank to the Company under Article II, or any portion thereof remaining after or resulting from any conversion of a Loan under Section 2.04, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

                "Loan Documents" means this Agreement and all other documents delivered to the Bank in connection herewith.

                "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

                "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

                "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                "Net Issuance Proceeds" means, as to any issuance of debt or equity by any Person, cash proceeds and non-cash proceeds received or receivable by such Person in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person.

                "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

                "Notice   of   Conversion/Continuation"   means  a  notice  in
         substantially the form of Exhibit B.

                "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to the Bank or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                "Offshore Rate" means, for any Interest Period, with respect to an Offshore Rate Loan the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Bank as follows:

                Offshore Rate =                        IBOR
                                       ------------------------------------
                                       1.00 - Eurodollar Reserve Percentage

                Where,
                         "Eurodollar  Reserve  Percentage" means for any day for
                any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to the Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                         "IBOR" means the rate of interest per annum  determined
                by the Bank as the rate at which dollar deposits in the approximate amount of the Bank's Offshore Rate Loan for such Interest Period would be offered by the Bank's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by the Bank), to major banks in the offshore dollar interbank market at their request at approximately [11:00 a.m. (New York City time) two Business Days prior to] the commencement of such Interest Period.

                         The Offshore Rate shall be adjusted automatically as to
                all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

                "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

                "Participant" has the meaning specified in subsection 9.08(b).

                "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

                "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

                "Permitted Liens" has the meaning specified in Section 7.01.

                "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party or any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under subsection 8.01(a).

                "Person" means an individual, partnership,  corporation, limited
        liability  company,   business  trust,   joint  stock  company,   trust,
        unincorporated association, joint venture or Governmental Authority.

                "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

                "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                "Responsible Officer" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

                "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

                "Termination Date" means the earlier to occur of:

                         (a) the date  that is two (2) years  after the  Closing
                Date; provided, that if the Termination Date shall fall on a date that is not a Business Day, the Termination Date shall be the immediately preceding Business Day; and

                         (b) the  date on which  the  Commitment  terminates  in
                accordance with the provisions of this Agreement.

                "Type" has the meaning specified in the definition of "Loan."

                "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "United States" and "U.S." each means the United States of America.

                "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries at the Company, or both.

     1.02 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

                (e) This Agreement and the other Loan Documents are the result of negotiations between and have been reviewed by counsel to the Bank and the Company, and are the products of both parties. Accordingly, they shall not be construed against the Bank merely because of the Bank's involvement in their preparation.

        1.03 Accounting Principles . Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                   THE CREDIT

        2.01 Amount and Terms of Commitment . The Bank agrees, on the terms and conditions set forth herein, to make Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Termination
Date, in an aggregate amount not to exceed at any time outstanding $20,000,000 (such amount, as the same may be reduced under Section 2.05 or as a result of one or more assignments under Section 9.08, the "Commitment"). Within the limits of the Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

        2.02 Loan Accounts . The Loans made by the Bank shall be evidenced by one or more loan accounts or records maintained by the Bank in the ordinary course of business. The loan accounts or records maintained by the Bank shall be conclusive absent manifest error of the amount of the Loans made by the Bank to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

        2.03 Procedure for Borrowing . Each Loan shall be made upon the Company's irrevocable written notice delivered to the Bank in the form of a Notice of Borrowing, (which notice must be received by the Bank prior to 9:00 a.m. (San Francisco time) (a) three Business Days prior to the requested Borrowing Date, in the case of an Offshore Rate Loan; and (b) on the requested Borrowing Date, in the case of a Base Rate Loan, specifying: (i) the amount of the Loan, which shall be in a minimum amount of $500,000 or any multiple of $100,000 in excess thereof; (ii) the requested Borrowing Date, which shall be a Business Day; (iii) the Type of Loan requested; and (iv) the duration of the Interest Period applicable to such Loan. If the Notice of Borrowing fails to specify the duration of the Interest Period for an Offshore Rate Loan, such Interest Period shall be three months. The proceeds of each Loan will be made available to the Company by the Bank either (i) by crediting the account of the Company on the books of the Bank, or by wire transfer in accordance with written instructions provided to the Bank by the Company. After giving effect to any borrowing of a Loan, there shall not be more than ten different Interest Periods in effect.

        2.04 Conversion and Continuation Elections . (a) The Company may, upon irrevocable written notice to the Bank in accordance with subsection 2.04(b):
(i) elect, as of any Business Day, in the case of a Base Rate Loan, or as of the last day of the applicable Interest Period, in the case of an Offshore Rate Loan, to convert any such Loan (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof) into a Loan of any other Type; or (ii) elect, as of the last day of the applicable Interest Period, to continue a Loan having an Interest Period expiring on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof); provided, that if at any time the amount of any Offshore Rate Loan is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such Offshore Rate Loan shall automatically convert into a Base Rate Loan, and on and after such date the right of the Company to continue such Loan as, and convert such Loan into, an Offshore Rate Loan shall terminate.

                (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Bank not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if any Loan is to be converted into or continued as an Offshore Rate Loan; and (ii) on the Conversion/Continuation Date, if any Loan is to be converted into a Base Rate Loan, specifying: (A) the proposed Conversion/Continuation Date; (B) the amount of the Loan to be converted or continued; (C) the Type of Loan resulting from the proposed conversion or continuation; and (D) in the case of conversions into Offshore Rate Loans, the duration of the requested Interest Period.

                (c) If upon the expiration of any Interest Period applicable to an Offshore Rate Loan, the Company has failed to select timely a new Interest Period to be applicable to such Loan, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Loan into a Base Rate Loan effective as of the expiration date of such Interest Period.

                (d) Unless the Bank otherwise consents, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                (e) After giving effect to any conversion or continuation of any Loan, there shall not be more than ten different Interest Periods in effect.

        2.05 Voluntary Termination or Reduction of Commitment. The Company may, upon not less than five Business Days' prior notice to the Bank, terminate the Commitment, or permanently reduce the Commitment by a minimum amount of $500,000, or any multiple of $100,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the Commitment then in effect. Once reduced in accordance with this Section, the Commitment may not be increased. All accrued commitment fees to, but not including the effective date of any reduction or termination of the Commitment, shall be paid on the effective date of such reduction or termination.

        2.06  Optional  Prepayments.  Subject  to the  terms and  provisions  of
Section 3.04, the Company may, at any time or from time to time, upon not less than one Business Day's irrevocable notice to the Bank received prior to 10:00 a.m. (San Francisco time), prepay without penalty Loans in whole or in part, in minimum amounts of $500,000, or any multiple of $100,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.04.

        2.07 Repayment. The Company shall repay to the Bank on the Termination Date the aggregate principal amount of all Loans outstanding on such date.

        2.08 Interest. (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus the Applicable Margin.

                (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Bank.

                (c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

        2.09 Commitment Fee. The Company shall pay to the Bank a commitment fee on the average daily unused portion of the Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Bank, equal to one-half of one percent (.50%) per annum. Such commitment fee shall accrue from the Closing Date to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each quarter commencing on the Closing Date through the Termination Date, with the final payment to be made on the Termination Date provided that, in connection with any reduction or termination of Commitment under Section 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fee provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

        2.10 Computation of Fees and Interest. All computations of interest for Base Rate Loans when the Base Rate is determined by the Bank's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. Each determination of an interest rate by the Bank shall be conclusive and binding on the Company in the absence of manifest error.

        2.11 Payments by the Company. All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Bank at the address from time to time specified by the Bank for such purpose, and shall be made in dollars and in immediately available funds, no later than 3:00 p.m. (San Francisco time) on the date specified herein. Any payment received by the Bank later than 3:00 p.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.


                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

        3.01 Taxes. If any payments to the Bank under this Agreement are made from outside the United States, the Company will not deduct any foreign taxes from any payments it makes to the Bank. If any such taxes are imposed on any payments made by the Company (including payments under this Section), the Company will pay the taxes and will also pay to the Bank, at the time interest is paid, any additional amount which the Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such taxes had not been imposed. The Company will confirm that it has paid the taxes by giving the Bank official tax receipts (or notarized copies) within 30 days after the due date.

        3.02 Illegality. (a) If the Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Bank or any applicable lending office of the Bank to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company, any obligation of the Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Company that the circumstances giving rise to such determination no longer exist.

                (b) If the Bank determines that it is unlawful to maintain Offshore Rate Loans, the Company shall, upon its receipt of notice of such fact and demand from the Bank, prepay in full all Offshore Rate Loans then outstanding, together with interest accrued thereon and amounts required under
Section 3.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain Offshore Rate Loans. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the Bank, in the amount of such repayment, a Base Rate Loan.

        3.03 Increased Costs and Reduction of Return. (a) If the Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by the Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loan, then the Company shall be liable for, and shall from time to time, upon written demand, pay to the Bank, additional amounts as are sufficient to compensate the Bank for such increased costs.

                (b) If the Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or any applicable lending office of the Bank) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy and the Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon written demand of the Bank to the Company, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

        3.04 Funding Losses. The Company shall reimburse the Bank and hold the Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of: (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan; (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06; (d) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or (e) the automatic conversion under
Section 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

        3.05 Inability to Determine Rates. If the Bank determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.08(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Bank of funding such Loan, the Bank will promptly so notify the Company. Thereafter, the obligation of the Bank to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Bank revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Bank shall make, convert or continue the Loan, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as a Base Rate Loan instead of an Offshore Rate Loan.

        3.06 Survival.  The  agreements  and  obligations of the Company in this
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

        4.01 Conditions of Initial Loan. The obligation of the Bank to make the initial Loan hereunder is subject to the condition that the Bank has received on or before the Closing Date all of the following, in form and substance satisfactory to the Bank:

                (a)  Credit Agreement.  This  Agreement executed by the Company;

                (b) Resolutions; Incumbency. (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary of the Company; and
(ii) a certificate of the Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                (c) Organization Documents; Good Standing. Each of the following documents: (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary of the Company as of the Closing Date; and (ii) a good standing and tax good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

                (d) Legal Opinion. A favorable opinion of counsel to the Company, addressed to the Bank, with respect to such legal matters relating hereto as the Bank may reasonably request, provided that such opinion shall be limited to United States legal matters;

                (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Bank to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Bank's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Bank); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 9.04;

                (f) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that: (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date; (ii) no Default or Event of Default exists or would result from the execution and delivery of this Agreement; and
(iii) there has occurred since January 31, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                (g) Other Documents. Such other approvals, opinions, documents or materials as the Bank may reasonably request.

        4.02 Conditions to All Loans. The obligation of the Bank to make any Loan (including the initial Loan) or to continue or convert any Loan under
Section 2.04 is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Conversion/Continuation Date:

                (a) Notice of  Borrowing or  Conversion/Continuation.   The Bank
shall    have    received   a   Notice   of    Borrowing    or   a   Notice   of
Conversion/Continuation, as applicable;

                (b) Continuation of Representations and Warranties. The representations and warranties in Article V shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Loan or continuation or conversion;

                (d) Recapitalization. Completion of the recapitalization transaction described in the Company's Form S-1 filing with the Securities and Exchange Commission dated June 3, 1997 (a true and correct copy of which is attached hereto as Exhibit D), including (i) the sale of common shares to the public, producing net cash proceeds to the Company in the minimum amount of $60,000,000, and (ii) the repayment of the indebtedness, the termination of the credit facilities and the release of the Liens, in each case, identified in
Schedule 4.02(d) hereto, all of which must be demonstrated or otherwise evidenced to the Bank's reasonable satisfaction on or prior to September 1, 1997; and

                (e) Schedules. The Bank shall have received by no later than August 11, 1997, the Schedules hereto in form and substance satisfactory to the Bank, in its sole discretion.

Each Notice of Borrowing and Notice of Conversion/Continuation submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Conversion/Continuation Date, as applicable, that the conditions in this Section
4.02 are satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

        The Company represents and warrants to the Bank that:

        5.01  Corporate  Existence  and  Power.  Each  of  the  Company  and its
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents; (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

        5.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not: (a) contravene the terms of any of the Company's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject (other than the documents described in Schedule 4.01(h) hereto evidencing obligations of the Company to be paid or otherwise satisfied and released in full on or prior to the Closing Date); or (c) violate any Requirement of Law.

        5.03  Governmental  Authorization.  No   approval,  consent,  exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement or any other Loan Document.

        5.04 Binding Effect. This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        5.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

        5.06 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.01(e).

        5.07 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code, and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        5.08 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.12 and Section 7.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

        5.09 Title to Properties. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

        5.10 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

        5.11 Financial Condition. The audited consolidated financial statements of the Company and its Subsidiaries dated January 31, 1997, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations. Since January 31, 1997, there has been no Material Adverse Effect.

        5.12 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        5.13 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

        5.14 No Burdensome Restrictions. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect (other than under the documents described in Schedule 4.01(h) hereof evidencing obligations of the Company to be paid or otherwise satisfied and released in full on or prior to the Closing Date).

        5.15 Copyrights, Patents, Trademarks and Licenses, etc. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

        5.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
5.16 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 5.16.

        5.17 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

        5.18 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

        5.19 Full Disclosure. None of the representations or warranties made by the Company in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Bank prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

        So long as the Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Bank waives compliance in writing:

        6.01 Financial Statements. The Company shall deliver to the Bank, in form and detail satisfactory to the Bank:

                (a) as soon as available, but not later than 95 days after the end of each fiscal year (commencing with the fiscal year ended January 31,
1998), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

                (b) as soon as available, but not later than 50 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended July 31, 1997, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

     6.02  Certificates;  Other  Information.  The Company  shall furnish to the
Bank:

                (a) concurrently with the delivery of the financial statements referred to in subsection 6.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                (b) concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and (b), a Compliance Certificate executed by a Responsible Officer;

                (c) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

                (d)  promptly,   such  additional   information   regarding  the
business, financial or corporate affairs of the Company or any Subsidiary as the Bank may from time to time reasonably request.

        6.03 Notices. The Company shall promptly notify the Bank:

                (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

                (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

                (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event: (i) an ERISA Event; (ii) a material increase in the Unfunded Pension Liability of any Pension Plan; (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or (iv) the adoption of any amendment to a Plan subject to
Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; and

                 (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries.

                  Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

         6.04 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Subsidiary to: (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation; (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 7.03 and sales of assets permitted by Section 7.02; (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.05 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.06 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         6.07 Payment of Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including: (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.08 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         6.09 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the reasonable expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

         6.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

         6.12 Use of Proceeds. The Company shall use the proceeds of the Loans for working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

        So long as the Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Bank waives compliance in writing:

        7.01 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 7.01 securing Indebtedness outstanding on such date;

                (b)  any Lien created under any Loan Document;

                (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07, provided that no notice of lien has been filed or recorded under the Code;

                (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                (f) Liens on the property of the Company or its Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

                (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such Liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $1,000,000;

                (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof;

                (j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests (excluding purchase money security interests otherwise permitted under this subsection (j) securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring new operating facilities for the Company or its Subsidiaries) shall not at any time exceed, together with Indebtedness permitted under subsection 7.05(d), $5,000,000;

                (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution; and

                (m) Liens consisting of pledges of cash collateral or government securities to secure on a mark-to-market basis obligations under Swap Contracts entered into in the ordinary course of business as bona fide hedging transactions, provided that (i) the counterparty to such Swap Contract is under a similar requirement to deliver similar collateral from time to time to the Company or the Subsidiary party thereto, and (ii) the aggregate value of such collateral so pledged by the Company and the Subsidiaries together in favor of any counterparty does not at any time exceed $1,000,000.

        7.02 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                (b) the sale of equipment  to the extent that such  equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                (c) dispositions of inventory, equipment and other property by the Company or any Subsidiary to the Company or any Subsidiary pursuant to reasonable business requirements; and

                (d) dispositions of assets (other than accounts receivable of the Company or any Subsidiary) not otherwise permitted hereunder which are made for fair market value; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries, together, shall not exceed in any fiscal year an amount equal to 10% of Consolidated Tangible Net Worth measured as of the end of the then immediately preceding fiscal year.

        7.03 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

                (a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

                (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary.

        7.04 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company, except for:

                (a) investments in the form of Cash Equivalents or short term marketable securities;

                (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

                (d) investments incurred in order to consummate Acquisitions otherwise permitted herein, provided that (i) the book value (as to the purchaser) of any such Acquisition, together with such value of all prior Acquisitions undertaken by the Company and its Subsidiaries after the Closing
Date, shall not exceed at the time of such investment $10,000,000 in the aggregate, (ii) such Acquisition is undertaken in accordance with all applicable Requirements of Law, and (iii) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained; or

                (e)  investments  constituting  Permitted  Swap  Obligations  or
payments  or  advances   under  Swap   Contracts   relating  to  Permitted  Swap
Obligations.

                (f) investments in the capital stock of any corporation not otherwise permitted hereunder provided that such investments, together with investments made pursuant to clause (d) above, do not exceed $10,000,000 in the aggregate.

        7.05 Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except: (a) Indebtedness incurred pursuant to this Agreement; (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 7.08; (c) Indebtedness existing on the Closing Date and set forth in Schedule 7.05; (d) Indebtedness secured by Liens permitted by subsection 7.01(i), (j) and
(m) in an aggregate amount outstanding not to exceed $10,000,000; and (e) Indebtedness incurred in connection with leases permitted pursuant to Section 7.10.

        7.06 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

        7.07 Use of Proceeds. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

        7.08 Contingent Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except: (a) endorsements for collection or deposit in the ordinary course of business; (b) Permitted Swap Obligations; and (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 7.08.

        7.09 Joint Ventures. The Company shall not, and shall not suffer or permit any Subsidiary to enter into any Joint Venture, other than in the ordinary course of business.

        7.10 Lease Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:
(a) leases of the Company and of Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof; (b) operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business.

        7.11 Restricted Payments. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company and any Wholly-Owned Subsidiary may: (a) declare and make dividend payments or other distributions payable solely in its common stock; and
(b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares (i) in an aggregate amount not to exceed $5,000,000 or (ii) with the proceeds received from the substantially concurrent issue of new shares of its common stock.

        7.12 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in a Material Adverse Effect; or
(b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        7.13 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof (including the development of the On/Q product described in the Company's Form S-1).

        7.14 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

        7.15  Financial Covenants.

                (a) Adjusted Quick Ratio. The Company shall not as of the end of any fiscal quarter suffer or permit its ratio (determined on a consolidated basis) of (i) cash plus the value (valued in accordance with GAAP) of all Cash Equivalents, other than cash and Cash Equivalents subject to a Lien securing Indebtedness, plus net current accounts receivable (valued in accordance with GAAP) to (ii) Consolidated Current Liabilities, to be less than (A) 1.15 to 1.00 from the Closing Date through the fiscal quarter ending July 31, 1998 and (B)
1.20 to 1.00 thereafter.

                (b) Leverage Ratio. The Company shall not as of the end of any fiscal quarter suffer or permit its Leverage Ratio to be greater than 0.65 to 1.00.

                (c) Profitability. The Company shall not suffer or permit, on a net or operating basis, (i) a loss in any two fiscal quarters during any period of four consecutive fiscal quarters beginning after the fourth fiscal quarter ended after the Closing Date, (ii) a loss in any single fiscal quarter or for any period of two consecutive fiscal quarters of more than 10% of Consolidated Tangible Net Worth measured as of the end of the immediately preceding fiscal quarter, and (iii) a loss for any period of four consecutive fiscal quarters.

                (d) Minimum Tangible Net Worth. The Company shall not suffer or permit Consolidated Tangible Net Worth as of the end of any fiscal quarter to be less than (i) 85% of Consolidated Tangible Net Worth measured as of July 31, 1997, plus (ii) 75% of net income for the Company and its Subsidiaries earned in each fiscal quarter ended after the Closing Date, determined on a consolidated basis and not reduced by any quarterly loss, plus (iii) 100% of the Net Issuance Proceeds of any sale of capital stock of the Company by or for the account of the Company occurring on or after the Closing Date.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

        8.01 Event of Default. Any of the following shall constitute an "Event of Default":

                (a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

                (b) Representation or Warranty. Any representation or warranty by the Company made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Sections 6.01, 6.02, 6.03 or
6.09 or in Article VII; or

                (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure and (ii) the date upon which written notice thereof is given to the Company by the Bank; or

                (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $2,500,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $2,500,000; or

                (f) Insolvency; Voluntary Proceedings. The Company or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

                (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of 1,000,000; or

                (i) Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $2,500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

                (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                (l) Loss of Licenses. Any Governmental Authority revokes or fails to renew any material license, permit or franchise of the Company or any Subsidiary, or the Company or any Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise; or

                (m) Adverse Change.  There occurs a Material Adverse Effect.

        8.02 Remedies. If any Event of Default occurs, the Bank may: (a) declare the commitment of the Bank to make Loans to be terminated, whereupon such commitment shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and
(c) exercise all rights and remedies available to it under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsection (f) or (g) of Section 8.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of the Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Bank.

        8.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                   ARTICLE IX

                                  MISCELLANEOUS

        9.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Bank and the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        9.02 Notices. (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the signature page hereof with respect to such Person, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, telecopied or delivered, to the address or facsimile number specified for notices on the signature page hereof with respect to such Person; or, as directed to the Company or the Bank, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Bank.

                (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II shall not be effective until actually received by the Bank.

                (c) Any agreement of the Bank herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Bank shall not have any liability to the Company or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in the telephonic or facsimile notice.

        9.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        9.04 Costs and Expenses. The Company shall: (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Bank within five Business Days after demand (subject to subsection 4.01(e)) for all reasonable costs and expenses incurred by the Bank in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including Attorney Costs incurred by the Bank with respect thereto; and (b) pay or reimburse the Bank within five Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

        9.05 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Bank and each of its officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

        9.06 Payments Set Aside. To the extent that the Company makes a payment to the Bank, or the Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.

        9.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

        9.08 Assignments, Participations, etc. (a) The Bank may at any time and from time to time, with the prior consent of the Company, at all times other than during the existence of an Event of Default, which consent shall not be unreasonably withheld (provided, that no consent of the Company shall be required in connection with any assignment and delegation by the Bank to an Affiliate of the Bank), assign and delegate to one or more commercial banks (each an "Assignee") all, or any part of all, of the Loans, the Commitment and the other rights and obligations of the Bank hereunder; provided, however, that the Company may continue to deal solely and directly with the Bank in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company by the Bank and the Assignee.

                (b) The Bank may at any time and from time to time, without notice to or the consent of the Company, sell to one or more commercial banks or other Persons (a "Participant") participating interests in any Loans, the Commitment and the other interests of the Bank hereunder and under the other Loan Documents.

                (c) Notwithstanding any other provision in this Agreement, the Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or 31 U.S. Treasury Regulation CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

        9.09 Confidentiality. The Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, under this Agreement or any other Loan Document, and the Bank shall not use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that the Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of the Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law;
(D) to the extent reasonably required in connection with any litigation or proceeding to which the Bank or may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Bank hereunder; (H) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with the Bank; and (I) to its Affiliates.

        9.10 Set-off. In addition to any rights and remedies of the Bank provided by law, if an Event of Default exists or the Loans have been accelerated, the Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Bank to or for the credit or the account of the Company against any and all Obligations owing to the Bank, now or hereafter existing, irrespective of whether or not the Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. The Bank agrees promptly to notify the Company after any such set-off and application made by the Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

        9.11 Automatic Debits of Fees. With respect to any commitment fee or any other cost or expense (including Attorney Costs) due and payable to the Bank under the Loan Documents, the Company hereby irrevocably authorizes the Bank to debit any deposit account of the Company with the Bank in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other reasonable cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in the Bank's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

        9.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        9.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        9.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Bank and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

        9.15 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        9.16 Arbitration; Reference Proceeding. (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any other Loan Document, and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                (b) Notwithstanding the provisions of subsection (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to the Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subsection (c).

                (c) A controversy or claim which is not submitted to arbitration as provided and limited in subsections (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Sections 638 et seq. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                (d) No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as set-off, to foreclose against or sell any real or personal property collateral or security or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

                9.17 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Company and the Bank, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.


                            [Signature pages follow.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

QAD INC.                           BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION


By: /s/ Barbara J. Whatley         By:  /s/ Douglas Watson
    -----------------------             ---------------------------
Title: Vice President              Title:  Assistant Vice President



                                   By: /s/ Kevin McMahon
                                       ----------------------------
                                   Title: Managing Director



Notices:                           Notices (other than Borrowing Notices and
                                   Notices of Conversion/Continuation):
6450 Via Real
Carpinteria, CA 93013              Bank of America National Trust and Savings
Attention: Dennis R. Raney         Association
Telephone: (805) 566-4409          555 California St., 41st Floor
Facsimile: (805) 566-5792          San Francisco, California 94104
                                   Attention: Doug Watson
                                   Telephone: (415) 622-8708
                                   Facsimile: (415) 622-2514

                                   Domestic and Offshore Lending Office:

                                   1850 Gateway Boulevard, Unit #5693
                                   Fourth Floor
                                   Concord, California 94520
                                   Attention:  Karen Matthews
                                   Telephone: (510) 675-7335
                                   Facsimile: (510) 603-7256

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                                Date:____________________, 199__

To: Bank of America National Trust and Savings Association regarding that certain Credit Agreement dated as of August 4, 1997 (as extended, renewed, amended or restated from time to time, the "Agreement") between QAD Inc. and Bank of America National Trust and Savings Association (the "Bank")
Ladies and Gentlemen:

         The undersigned, QAD Inc. (the "Company"), refers to the Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Agreement, of the Borrowing specified below:

     1. The Business Day of the proposed Borrowing is ______________________, 19__.

     2.    The    aggregate    amount    of   the    proposed    Borrowing    is
     $_______________________.

     3. The Borrowing is to be comprised of $________ of [Base Rate] [Offshore Rate] Loans.

     4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be _____ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Company contained in Article V of the Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

                  (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

                  (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the Commitment of the Bank.

                                    QAD INC.


                                    By:_____________________________________

                                    Title:__________________________________

                                    EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION


                                              Date:  ___________________, 199_

To: Bank of America National Trust and Savings Association regarding that certain Credit Agreement dated as of August 4, 1997 (as extended, renewed, amended or restated from time to time, the "Agreement") between QAD Inc. and Bank of America National Trust and Savings Association (the "Bank")

Ladies and Gentlemen:

         The undersigned, QAD Inc. (the "Company"), refers to the Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

     1.  The Conversion/Continuation Date is _______________________, 19__.

     2. The aggregate amount of the Loans to be [converted] [continued] is $______________.

     3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

     4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be ____months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Company contained in Article V of the Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

                  (b) no  Default  or  Event  of  Default  has  occurred  and is
         continuing,   or  would   result   from  such   proposed   [conversion]
         [continuation]; and

                  (c) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Loans to exceed the Commitment of the Bank.


                                    QAD INC.


                                    By:_______________________________

                                    Title:____________________________

                                    EXHIBIT C


                                    QAD INC.
                             COMPLIANCE CERTIFICATE


                                           Financial
                                           Statement Date:  ______________, 199_


         Reference is made to that certain Credit Agreement dated as of August 4, 1997 (as extended, renewed, amended or restated from time to time, the "Agreement") between QAD Inc., a Delaware corporation (the "Company"), and Bank of America National Trust and Savings Association (the "Bank"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

         The undersigned Responsible Officer of the Company, hereby certifies as of the date hereof that he/she is the of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Bank on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(a) of the Agreement.]

         1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of the fiscal year ended _______________, 199__ and
(b) the related consolidated statements of income or operations, [retained earnings,] shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, [reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit] and accompanied by the opinion of _________________ or another nationally-recognized certified independent public accounting firm (the "Independent Auditor") which report shall state that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiaries for the periods indicated and on a basis consistent with prior periods.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(b) of the Agreement.]

         1. Attached as Schedule 1 hereto are (a) a true and correct copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended __________, 199__, and
(b) the related unaudited consolidated statements of income, shareholders' equity, [retained earnings,] and cash flows for the period commencing on the first day and ending on the last day of such quarter, [setting forth in each case in comparative form the figures for the previous year,] and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Company and its consolidated Subsidiaries.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

         3. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

         4. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, 199__.


                                          QAD INC.



                                          By:_______________________________
                                          Title:____________________________

                     [NOTE: SAMPLE ONLY]          Date: ______________, 199__
                                                  For the fiscal quarter/year
                                                  ended ______________, 199__


                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)


                                     Actual                   Required/Permitted

                                Schedule 4.02(D)




                Grayrock Business Credit, Inc.
                        Line of Credit                14,055,612.03
                        Real Estate Note               3,143,485.76
                        Fixed Asset Financing          1,147,948.87


                The CIT Group
                        Fixed Asset Financing            734,451.60

                GE Capital Corp.
                        Fixed Asset Financing            673,099.13

                U.S. Bancorp Leasing & Financial
                        Fixed Asset Financing            600,997.92

                First Capital Corp.
                        Fixed Asset Financing            479,281.94

                                 Schedule 5.15

                      SUBSIDIARIES AND MINORITY INTERESTS



         QAD Inc.
         QAD AUSTRALIA PTY LIMITED
         qad.china inc.
         QAD.Eurpoe B.V.
         qad france e.u.r.l.
         qad. Germany GmbH
         QAD HOLDINGS FTY LIMITED
         QAD Inc. - Canada Branch
         QAD Inc. - Hong Kong Branch
         QAD Inc. - Singapore Represntative Office
         QAD India. Inc.
         QAD Japan K.K.
         QAD Brazil, Inc.
         QAD MEXICO, S.A. DE C.V.
         QAD SOFTWARE E APLICATIVOS LTDA.
         qad.Aktiebolag
         qad.technology
         qad.united kingdom ltd.
         qad.USVI Inc.
         Integral Software & Services GmbH
         Integral Software Betelligunge GmbH
         Integral Informationstechnik GmbH (58% owned)
         QAD LATIN AMERICA, S.A. DE C.V.
         QAD Eastern Europe Sp.2.00
         QAD ASIA LIMITED
         Enterprise Engines Inc. (minority interest)

                                 SCHEDULE 7.01

                                PERMITTED LIENS


QAD Inc.
Notes Payable and Debt as of 8/11/97



   Lease Number               Terms          Item Description          Start    Marurity               Amount
QAD         Maker                                                      Date       Date             ST         LT
------   --------------   -------------   -----------------------     --------  ---------     -----------   ---------
Hewlett Packard Leases

HP95C    2403-01068-5A0   24mo., 11.46%   Shanghai Server             9/21/95    8/21/97        2,109.26
HP96     2400-01072-0A0   24mo., 11.46%   Shangahi-China Server       9/21/95    8/21/97        1,333.14
HP99     2403-03063-4A0   24mo., 11.00%   712 Worksation              11/30/95   10/31/97       2,504.56
HP100    2403-01699-7A0   24mo., 11.46%   Equipment Upgrade           10/7/95    8/7/97         1,251.65
HP101    2403-02284-7A0   24mo., 11.00%   Fred Server Project         9/30/95    8/31/97        1,753.10
HP103    4124-03062       24mo., 11.00%   (3) servers                 12/7/95    11/7/97        5,288.48
HP104    2403-02951-1A0   24mo., 11.22%   Netherlands server          12/21/95   11/21/97       5,530.83
HP105    4124-01430       24mo., 11.00%   Add-ons to Kitty Hawk       3/31/96    2/28/98       14,786.37
HP106A   2403-04046-BB1   24mo., 13.74%   Upgrades for T. Biegen      3/31/96    2/28/98        2,448.92
HP106B   2403-04046-BC1   24mo., 13.74%   Add-ons for T. Biegen       2/29/96    1/31/98        1,619.18
HP106C   2403-04046-BA0   24mo., 13.74%   725 for T. Biegen           3/31/96    2/28/98        4,727.98
HP107    4124-18394       24mo., 13.74%   CPU for Test DB Server      1/1/97     12/1/98       28,633.27    13,134.32
HP108    4124-52127       24mo., 9.62%    QAD University server       5/29/97    4/29/99       98,452.42    80,263.81


AT&T Lease

AT1      564670           36mo., 14.48%   Multiprotocol router        8/13/96    5/13/99        6,278.88     5,968.70


5464 Carpinteria Avenue Leasehold Improvement

Matco                     24mo., 0.00%    Leasehold improvements       Apr-94     Feb-98        4,766.55

                                          Total Notes
                                             Payable and Debt                                 181,484.59    99,386.83

                                  SCHEDULE 7.05

                             PERMITTED INDEBTEDNESS

QAD Inc.
Notes Payable and Debt as of 8/11/97



   Lease Number               Terms          Item Description          Start    Marurity               Amount
QAD         Maker                                                      Date       Date             ST         LT
------   --------------   -------------   -----------------------     --------  ---------     -----------   ---------
Hewlett Packard Leases

HP95C    2403-01068-5A0   24mo., 11.46%   Shanghai Server             9/21/95    8/21/97        2,109.26
HP96     2400-01072-0A0   24mo., 11.46%   Shangahi-China Server       9/21/95    8/21/97        1,333.14
HP99     2403-03063-4A0   24mo., 11.00%   712 Worksation              11/30/95   10/31/97       2,504.56
HP100    2403-01699-7A0   24mo., 11.46%   Equipment Upgrade           10/7/95    8/7/97         1,251.65
HP101    2403-02284-7A0   24mo., 11.00%   Fred Server Project         9/30/95    8/31/97        1,753.10
HP103    4124-03062       24mo., 11.00%   (3) servers                 12/7/95    11/7/97        5,288.48
HP104    2403-02951-1A0   24mo., 11.22%   Netherlands server          12/21/95   11/21/97       5,530.83
HP105    4124-01430       24mo., 11.00%   Add-ons to Kitty Hawk       3/31/96    2/28/98       14,786.37
HP106A   2403-04046-BB1   24mo., 13.74%   Upgrades for T. Biegen      3/31/96    2/28/98        2,448.92
HP106B   2403-04046-BC1   24mo., 13.74%   Add-ons for T. Biegen       2/29/96    1/31/98        1,619.18
HP106C   2403-04046-BA0   24mo., 13.74%   725 for T. Biegen           3/31/96    2/28/98        4,727.98
HP107    4124-18394       24mo., 13.74%   CPU for Test DB Server      1/1/97     12/1/98       28,633.27    13,134.32
HP108    4124-52127       24mo., 9.62%    QAD University server       5/29/97    4/29/99       98,452.42    80,263.81


AT&T Lease

AT1      564670           36mo., 14.48%   Multiprotocol router        8/13/96    5/13/99        6,278.88     5,968.70


5464 Carpinteria Avenue Leasehold Improvement

Matco                     24mo., 0.00%    Leasehold improvements       Apr-94     Feb-98        4,766.55

                                          Total Notes
                                             Payable and Debt                                 181,484.59    99,386.83

                                  SCHEDULE 7.08

                             CONTINGENT OBLIGATIONS



     Employee loans guaranteed at Santa Barbara Bank & Trust of approximately $397,000.